UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2024

ENVELA CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 Gateway Dr IRVING, Texas  75038

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code:  (972) 587-4049

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, par value $0.01 per share	ELA	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2024, Envela Corporation’s (the “Company”) Board of Directors elected John DeLuca, age 47, to the position of Chief Financial Officer following the resignation of current Chief Financial Officer Bret A. Pedersen. Mr. Pedersen notified Envela of his intent to resign as Chief Financial Officer effective March 25, 2024.

John DeLuca brings over 20 years of experience in the secondary metal-processing industry, and a comprehensive background in finance, operations, and planning. Before joining the Company last year, DeLuca's career spanned roles in both public and private-equity-backed companies, and as a CPA, has an expertise in P&L management, accounting, and financial planning and analysis. Prior to joining the Envela Corporation in January 2023, Mr. DeLuca served as the Chief Financial Officer for Move It Storage, during Fiscal 2022. Prior to Move It Storage, Mr. DeLuca served as the Senior Vice President of Accounting and Finance for AIM Recycling, LLC, for the entirety of Fiscal 2021. Prior to AIM Recycling, LLC, Mr. DeLuca served as the Chief Financial Officer for Emerald Textiles, LLC, during Fiscal 2020. Prior to Emerald Textiles, LLC, Mr. DeLuca served as the Executive Vice President of Finance for Recycling Management Resources from May 2018 to January 2020.

There is no arrangement or understanding pursuant to which Mr. DeLuca was selected as an officer of Envela and there are no family relationships between Mr. DeLuca and the other directors or executive officers of the Company. Since the beginning of Envela’s last fiscal year, Mr. DeLuca has not had any transactions or currently proposed transactions in which the Company was or is to be a participant in amounts greater than $120,000 and in which Mr. DeLuca had or will have a direct or indirect material interest.

Mr. DeLuca’s compensation package includes an annual salary of $220,000 with no bonuses and the same Health Care package offered to all employees.

A copy of the press release announcing Mr. Pedersen’s resignation and Mr. DeLuca’s transition is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

99.1	Press Release issued by Envela Corporation on March 21, 2024 announcing the resignation of Bret A. Pedersen and the subsequent transition of John Deluca

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ John R. Loftus
John R. Loftus
Chief Executive Officer

Date: March 26, 2024

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